NEWS RELEASE

FOR:          Trump Hotels & Casino Resorts, Inc. (NYSE:DJT)

CONTACT: Scott C. Butera, Executive Vice President, Director of Corporate and Strategic Development - (212) 891-1500

FOR RELEASE:  October 30, 2003 -- 8:00 A.M. (EST)

                   TRUMP HOTELS & CASINO RESORTS, INC.
                       REPORTS 2003 THIRD QUARTER
                         AND NINE MONTHS RESULTS

     NEW YORK, NY - Trump Hotels & Casino Resorts, Inc. ("THCR" or the "Company") (NYSE:DJT) today reported its operating results for the third quarter and nine months ended September 30, 2003. THCR reported consolidated net revenues (defined as gross revenues less promotional allowances) for the quarter ended September 30, 2003 of $309.0 million, compared to $342.6 million for the quarter ended September 30, 2002. Consolidated income from operations for the quarter ended September 30, 2003 was $45.4 million, compared to $75.6 million for the quarter ended September 30, 2002. Consolidated net loss for the quarter ended September 30, 2003 was ($12.4) million, or ($0.43) per share, compared to net income of $9.6 million, net of minority interest of $5.6 million, or $0.44 per share, for the quarter ended September 30, 2002. EBITDA (defined by the Company as income from operations before depreciation, amortization, non-cash CRDA write-downs, non-recurring debt renegotiation costs and corporate expenses) for the quarter ended September 30, 2003 was $73.4 million, compared to EBITDA of $102.1 million reported for the quarter ended September 30, 2002. "EBITDA" is not a measure of financial performance under GAAP. The Company believes that EBITDA is used by certain investors as one measure to evaluate an entity's ability to service debt. A reconciliation of EBITDA to income from operations and net loss is included in the attached schedules.

         THCR reported consolidated net revenues (defined as gross revenues less promotional allowances) for the nine months ended September 30, 2003 of $894.7 million, compared to $946.0 million for the nine months ended September 30, 2002. Consolidated income from operations for the nine months ended September 30, 2003 was $120.0 million, compared to $179.3 million for the nine months ended September 30, 2002. EBITDA for the nine months ended September 30, 2003 was $205.6 million compared to EBITDA of $257.6 million for the nine months ended September 30, 2002. Consolidated net loss for the nine months ended September 30, 2003 was ($46.4) million, net of minority interest of $5.1 million, or ($1.90) per share, compared to a net income of $5.3 million, net of minority interest of $3.1 million, or $0.24 per share, for the nine months ended September 30, 2002. Mark A. Brown, the Company's Chief Operating Officer, commented, "As a company, we have been proactive in managing our costs, and our ongoing implementation of cashless slots at all of our Atlantic City properties should provide significant cost savings in future periods."

           Trump Taj Mahal Associates reported net revenues of $130.0 million for the quarter ended September 30, 2003, compared to $145.0 million for the quarter ended September 30, 2002. Income from operations for the quarter ended September 30, 2003 was $22.0 million, compared to $35.7 million for the quarter ended September 30, 2002. EBITDA was $33.9 million for the quarter ended September 30, 2003, compared to $46.1 million for the quarter ended September 30, 2002. Trump Taj Mahal Associates reported net revenues of $376.4 million for the nine months ended September 30, 2003, compared to $398.4 million for the nine months ended September 30, 2002. Income from operations for the nine months ended September 30, 2003 was $59.4 million, compared to $86.3 million for the nine months ended September 30, 2002. EBITDA was $95.0 million for the nine months ended September 30, 2003, compared to $116.4 million for the nine months ended September 30, 2002.

     Trump Plaza Associates reported net revenues of $76.8 million for the quarter ended September 30, 2003, compared to $87.7 million for the quarter ended September 30, 2002. Income from operations for the quarter ended September 30, 2003 was $10.5 million, compared to $20.3 million for the quarter ended September 30, 2002. EBITDA was $16.5 million for the quarter ended September 30, 2003, compared to $25.9 million for the quarter ended September 30, 2002. Trump Plaza Associates reported net revenues of $225.6 million for the nine months ended September 30, 2003, compared to $242.9 million for the nine months ended September 30, 2002.

Income from operations for the nine months ended September 30, 2003 was $31.4 million, compared to $47.6 million for the nine months ended September 30, 2002. EBITDA was $48.4 million for the nine months ended September 30, 2003, compared to $62.9 million for the nine months ended September 30, 2002. Mr. Brown said, "Operating results for the quarter ended September 30, 2003 were reduced by some $4.5 million as a result of the 3.1% decrease in table hold percentage from 16.3% in 2002 to 13.2% in 2003. With the opening of the Rain Forest Cafe in the first quarter 2004 and the addition of new Italian and Asian dining venues along with margin improvements generated by the migration to cashless slots, the Plaza should be poised to rebound."

     For the quarter ended September 30, 2003, Trump Marina Associates reported net revenues of $68.3 million, compared to $76.9 million for the quarter ended September 30, 2002. Income from operations for the quarter ended September 30, 2003 was $8.1 million, compared to $13.6 million for the quarter ended September 30, 2002. EBITDA was $14.4 million for the quarter ended September 30, 2003, compared to $20.6 million for the quarter ended September 30, 2002. For the nine months ended September 30, 2003, Trump Marina Associates reported net revenues of $195.1 million, compared to $208.6 million for the nine months ended September 30, 2002. Income from operations for the nine months ended September 30, 2003 was $20.3 million, compared to $32.1 million for the nine months ended September 30, 2002. EBITDA was $38.5 million for the nine months ended September 30, 2003, compared to $52.6 million for the nine months ended September 30, 2002. Mr. Brown commented, "It was originally anticipated that the Borgata would immediately increase traffic flow to Atlantic City and especially to the Marina district. The absence in improvement in the overall market growth led to cannibalization from the Boardwalk and other Marina district properties. Also, the failure of the State to complete the return ramp to Trump Marina on schedule made it very difficult and confusing for patrons to go from the Borgata to the Marina, and contributed to Trump Marina's lower revenues. Now that the return ramp is completed, our customer loyalty programs, entertainment offerings and fine dining should help bring our customer base back. Cashless slots and other efficiencies should also result in margin improvements."

     For the quarter ended September 30, 2003, Trump Indiana reported net revenues of $33.1 million, compared to $32.3 million for the quarter ended September 30, 2002. Income from operations for the quarter ended September
30, 2003 was $4.6 million, compared to $6.3 million for the quarter ended September 30, 2002. EBITDA was $7.7 million for the quarter ended September 30, 2003, compared to $9.1 million for the quarter ended September 30, 2002. For the nine months ended September 30, 2003, Trump Indiana reported net revenues of $94.6 million, compared to $94.3 million for the nine months ended September 30, 2002. Income from operations for the nine months ended September 30, 2003 was $11.0 million, compared to $16.1 million for the nine months ended September 30, 2002. EBITDA was $21.0 million for the nine months ended September 30, 2003, compared to $24.3 million for the nine months ended September 30, 2002. Mark Brown commented, "The higher revenues in Indiana were offset by the gaming tax hikes and higher insurance costs. With the implementation of twenty-four hour gaming and cost effective marketing programs, Trump Indiana should generate operating improvements next year."

     During the quarter ended September 30, 2003, THCR Management Services earned $0.8 million in management fees under its five-year management agreement with the Twenty Nine Palms Band of Luiseno Mission Indians of California for Trump 29 Casino, compared to $0.7 million earned in management fees for the quarter ended September 30, 2002. For the nine months ended September 30, 2003, management fees totaled $3.0 million, compared to $1.8 million for the nine months ended September 30, 2002. Management fees commenced in April 2002.

     For the quarter ended September 30, 2003, Trump Atlantic City Associates reported combined net revenues of Trump Plaza and Trump Taj Mahal of $206.8 million, compared to net revenues of $232.8 million for the quarter ended September 30, 2002. Income from operations for the quarter ended September 30, 2003 was $32.5 million, compared to $56.0 million for the quarter ended September 30, 2002. EBITDA was $50.4 million for the quarter ended September 30, 2003, compared to $72.0 million for the quarter ended September 30, 2002. For the nine months ended September 30, 2003, Trump Atlantic City Associates reported combined net revenues of Trump Plaza and Trump Taj Mahal of $602.0 million, compared to net revenues of $641.3 million for the nine months ended September 30, 2002. Income from operations for the nine months ended September 30, 2003 was $90.3 million, compared to $132.3 million for the nine months ended September 30, 2002. EBITDA was $143.4 million for the nine months ended September 30, 2003, compared to $179.2 million for the nine months ended September 30, 2002.

     For the quarter ended September 30, 2003, Trump Casino Holdings, LLC ("TCH") reported combined net revenues of Trump Marina and Trump Indiana and management fees for Trump 29 of $102.2 million, compared to net revenues of $109.8 million for the quarter ended September 30, 2002. Income from operations for the quarter ended September 30, 2003 was $14.5 million, compared to $20.2 million for the quarter ended September 30, 2002. EBITDA was $22.9 million for the quarter ended September 30, 2003, compared to $30.2 million for the quarter ended September 30, 2002. For the nine months ended September 30, 2003, TCH reported combined net revenues of Trump Marina and Trump Indiana and management fees for Trump 29 of $292.7 million, compared to net revenues of $304.7 million for the nine months ended September 30, 2002. Income from operations for the nine months ended September 30, 2003 was $35.8 million, compared to $49.2 million for the nine months ended September 30, 2002. EBITDA was $62.2 million for the nine months ended September 30, 2003, compared to $78.4 million for the nine months ended September 30, 2002.

     Scott C. Butera, the Company's recently appointed Executive Vice President and Director of Corporate and Strategic Development, commented, "The operating environment in Atlantic City in the last quarter was extremely challenging. Most casino operators were negatively impacted by poor weather conditions, including Hurricane Isabel in September and the arrival of new hotel and gaming capacity. However, the quality of our assets, locations, brand and management provide a strong platform for the company to improve its strategic profile and capital structure. As we have demonstrated in the last quarter, we will continue to explore various financial strategic initiatives with the goal of improving shareholder value."

     THCR will host a conference call Thursday, October 30, 2003, at 10:00 a.m. EST to review its 2003 third-quarter results. Those interested in participating in the call should dial 1-877-329-7558, or 1-201-210-3424 for international callers, approximately 10 minutes before the call start time. The access code for the conference call is 072403. A taped replay of the conference call can be accessed at 1-877-9473, or 1-201-210-3410 for international callers, beginning at 4:00 p.m. EST on Thursday, October 30th. The replay will be available through 5:00 p.m. EST on Monday, November 3rd. The access code for the replay is 253202. Interested parties wanting to listen to a replay of the conference call on the Internet may do so on the Company's web site - www.trump.com.

     THCR is a public company which is approximately 56.2% beneficially owned by Donald J. Trump, and is separate and distinct from all of Mr. Trump's real estate and other holdings. THCR is a leading gaming company which owns and operates four properties and manages one property under the Trump brand name. THCR's owned assets include Trump Taj Mahal Casino Resort and Trump Plaza Hotel and Casino, located on the Boardwalk in Atlantic City, New Jersey, Trump Marina Hotel Casino, located in Atlantic City's Marina District, and the Trump Casino Hotel, a riverboat casino located in Gary, Indiana. In addition, the Company manages Trump 29 Casino, a Native American owned facility located near Palm Springs, California. Together, the properties comprise approximately 452,360 square feet of gaming space and 3,180 hotel and suites.

     The Company is the sole vehicle through which Donald J. Trump conducts his gaming activities and strives to provide customers with outstanding casino resort entertainment experiences consistent with the Donald J. Trump standard of excellence.

            PSLRA Safe Harbor for Forward-Looking Statements
                  and Additional Available Information

     The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

     All statements, trend analysis and other information contained in this release relative to THCR's or its subsidiaries' performance, trends in THCR's or its subsidiaries' operations or financial results, plans, expectations, estimates and beliefs, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect,"
"intend," "will," "could" and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform
Act of 1995. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of THCR, THCR notes that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements. The forward-looking statements contained in this release were prepared by management and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of THCR. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower. The forward-looking statements in this release reflect the opinion of the Company's management as of the date of this release. Readers are hereby advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time or other factors beyond the control of the Company. This Company does not intend, however, to update the guidance provided herein prior to its next release or unless otherwise required to do so. Readers of this release should consider these facts in evaluating the information contained herein. In addition, the business and operations of THCR are subject to substantial risks, which increase the uncertainty inherent in the forward-looking statements contained in this release. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by THCR or any other person that the forward-looking statements contained in the release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.

     Additional information concerning the potential risk factors that could affect the Company's future performance are described from time to time in the Company's periodical reports filed with the Securities and Exchange Commission (the "Commission"), including, but not limited to, the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports may be viewed free of charge on the Commission's website, www.sec.gov, or on the Company's website, www.trump.com.

                                      # # #

                       TRUMP HOTELS & CASINO RESORTS, INC.
                 Condensed Consolidated Statements of Operations
                                   (Unaudited)
                        (In thousands, except share data)


                                                           3 MONTHS                     9 MONTHS
                                                   30-Sep-03    30-Sep-02       30-Sep-03    30-Sep-02
                                                --------------------------   --------------------------
REVENUES
CASINO                                              $324,339     $353,042        $938,471     $983,429
ROOMS                                                 21,905       22,636          60,254       62,402
FOOD & BEVERAGE                                       35,897       36,077          97,194       98,608
MANAGEMENT FEE                                           839          693           2,988        1,807
OTHER                                                 12,383       12,457          29,624       30,902
PROMOTIONAL ALLOWANCES                               (86,334)     (82,310)       (233,839)    (231,192)
                                                --------------------------   --------------------------
NET REVENUES                                        $309,029     $342,595        $894,692     $945,956
                                                --------------------------   --------------------------

COSTS & EXPENSES
GAMING                                              $150,777     $153,096        $437,292     $440,927
ROOMS                                                  7,460        7,863          23,060       23,950
FOOD & BEVERAGE                                       13,064       12,801          35,479       35,485
GENERAL & ADMIN                                       64,363       66,694         193,258      187,967
                                                --------------------------   --------------------------
   TOTAL EXPENSES                                   $235,664     $240,454        $689,089     $688,329
                                                --------------------------   --------------------------

EBITDA (a)                                           $73,365     $102,141        $205,603     $257,627
Less:
CRDA                                                   1,227        1,327           5,862        4,100
DEPRECIATION & AMORTIZATION                           24,515       21,765          69,952       61,583
CORPORATE EXPENSES INCL DJT SERVICES AGREEMENT         2,183        3,469           6,858        9,532
DEBT RENEGOTIATION COSTS                                   -            6           2,951        3,070
                                                --------------------------   --------------------------
INCOME FROM OPERATIONS                                45,440       75,574         119,980      179,342
                                                --------------------------   --------------------------

INTEREST INCOME                                         (139)        (405)         (1,207)      (1,499)
INTEREST EXPENSE                                      55,850       57,173         169,758      167,627
GAIN ON DEBT RETIREMENT, NET (b)                           -            -          (2,892)           -
OTHER NON-OPERATING (INCOME)EXPENSE, NET                  (7)        (704)             20         (650)
                                                --------------------------   --------------------------
  TOTAL NON-OPERATING EXPENSE,  NET                  $55,704      $56,064        $165,679     $165,478
                                                --------------------------   --------------------------

INCOME(LOSS) BEFORE LOSS IN JOINT VENTURE,          ($10,264)     $19,510        ($45,699)     $13,864
   INCOME TAXES & MINORITY INTEREST
LOSS IN JOINT VENTURE                                   (625)        (604)         (1,855)      (1,804)
PROVISION FOR INCOME TAXES (c)                        (1,526)      (3,718)         (3,935)      (3,718)
                                                --------------------------   --------------------------
INCOME(LOSS) BEFORE MINORITY INTEREST               ($12,415)     $15,188        ($51,489)      $8,342
MINORITY INTEREST (d)                                      -       (5,555)          5,061       (3,051)
                                                --------------------------   --------------------------
NET INCOME(LOSS)                                    ($12,415)      $9,633        ($46,428)      $5,291
                                                ==========================   ==========================

WEIGHTED AVERAGE # SHARES-BASIC                   29,046,640   22,010,027      24,381,340   22,010,027
                                                ==========================   ==========================
WEIGHTED AVERAGE # SHARES-DILUTED                 29,046,640   22,034,816      24,381,340   22,035,535
                                                ==========================   ==========================

BASIC AND  DILUTED  EARNINGS(LOSS) PER SHARE          ($0.43)       $0.44          ($1.90)       $0.24
                                                ==========================   ==========================

Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and DJT services agreement, and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry as an indicator of a company's historic ability to service debt. We provide EBITDA results to enhance an investor's understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.
Corporate expenses include administrative expenses associated with the operation of THCR Holdings and lobbying and developmental costs in other gaming jurisdictions. Debt renegotiation costs include the costs associated with 2002 debt refinancing no longer pursued and transactional fees earned upon the successful completion of debt refinancing in 2003.
(b) Includes a net gain of $10.4 million of the Trump Marina PIK Notes and First Mortgage Notes, which is offset by the $2.8 million call premium on the retirement of THCR Holdings 15.5% Senior Notes, Trump Indiana's interest rate swap of approximately $.9 million and unamortized loan costs of approximately $3.8 million. All of these transactions occurred on March 25, 2003 in connection with the Company's issuance of Priority Mortgage Notes and the related use of proceeds.
(c) Represents New Jersey state income taxes due under the Business Tax Reform Act passed in July 2002 and the New Jersey Profits Tax passed in July 2003.
(d) Minority interest credit is limited to the Balance Sheet amount at December 31, 2002.

                         TRUMP ATLANTIC CITY ASSOCIATES
                 Condensed Consolidated Statements of Operations
                                   (Unaudited)
                                 (In thousands)


                                                           3 MONTHS                     9 MONTHS
                                                   30-Sep-03    30-Sep-02       30-Sep-03    30-Sep-02
                                                --------------------------   --------------------------
REVENUES
CASINO                                              $221,313     $239,678        $638,541     $667,940
ROOMS                                                 15,938       16,580          43,860       45,742
FOOD & BEVERAGE                                       25,595       25,274          70,178       71,007
OTHER                                                  7,743        8,138          19,259       21,538
PROMOTIONAL ALLOWANCES                               (63,781)     (56,913)       (169,829)    (164,968)
                                                --------------------------   --------------------------
NET REVENUES                                         206,808      232,757         602,009      641,259
                                                --------------------------   --------------------------

COSTS & EXPENSES
GAMING                                               100,752      102,192         291,171      294,780
ROOMS                                                  5,821        6,315          18,238       19,372
FOOD & BEVERAGE                                        8,522        8,457          24,026       24,050
GENERAL & ADMIN                                       41,275       43,835         125,175      123,817
                                                --------------------------   --------------------------
  TOTAL EXPENSES                                     156,370      160,799         458,610      462,019
                                                --------------------------   --------------------------

EBITDA (a)                                            50,438       71,958         143,399      179,240
Less:
CRDA                                                     940          999           4,222        3,244
DEPRECIATION & AMORTIZATION                           16,772       14,729          47,845       41,532
CORPORATE EXPENSES                                       275          212             697          612
DEBT RENEGOTIATION COSTS                                   -            -             300        1,570
                                                --------------------------   --------------------------
INCOME FROM OPERATIONS                                32,451       56,018          90,335      132,282
                                                --------------------------   --------------------------

INTEREST INCOME                                          (91)        (230)           (532)        (788)
INTEREST EXPENSE                                      38,528       38,383         115,921      114,834
OTHER NON-OPERATING EXPENSE                               (7)         (21)              -          (21)
                                                --------------------------   --------------------------
  TOTAL NON-OPERATING EXPENSE,  NET                   38,430       38,132         115,389      114,025
                                                --------------------------   --------------------------

INCOME(LOSS) BEFORE INCOME TAXES                      (5,979)      17,886         (25,054)      18,257

PROVISION FOR INCOME TAXES (b)                        (1,138)      (2,768)         (2,947)      (2,768)
                                                --------------------------   --------------------------

NET INCOME(LOSS)                                     ($7,117)     $15,118        ($28,001)     $15,489
                                                ==========================   ==========================

Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses , and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry as an indicator of a company's historic ability to service debt. We provide EBITDA results to enhance an investor's understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.
(b) Represents New Jersey state income taxes due under the Business Tax Reform Act passed in July 2002 and the New Jersey Profits Tax passed in July 2003.

                           TRUMP CASINO HOLDINGS, LLC
                 Condensed Consolidated Statements of Operations
                                   (Unaudited)
                                 (In thousands)


                                                           3 MONTHS                     9 MONTHS
                                                   30-Sep-03    30-Sep-02       30-Sep-03    30-Sep-02
                                                --------------------------   --------------------------
REVENUES
CASINO                                              $103,026     $113,364        $299,930     $315,489
ROOMS                                                  5,967        6,056          16,394       16,660
FOOD & BEVERAGE                                       10,302       10,803          27,016       27,601
MANAGEMENT FEE                                           839          693           2,988        1,807
OTHER                                                  4,640        4,319          10,365        9,364
PROMOTIONAL ALLOWANCES                               (22,553)     (25,397)        (64,010)     (66,224)
                                                --------------------------   --------------------------
NET REVENUES                                         102,221      109,838         292,683      304,697
                                                --------------------------   --------------------------

COSTS & EXPENSES
GAMING                                                50,025       50,904         146,121      146,147
ROOMS                                                  1,639        1,548           4,822        4,578
FOOD & BEVERAGE                                        4,542        4,344          11,453       11,435
GENERAL & ADMIN                                       23,088       22,859          68,083       64,150
                                                --------------------------   --------------------------
  TOTAL EXPENSES                                      79,294       79,655         230,479      226,310
                                                --------------------------   --------------------------

EBITDA (a)                                            22,927       30,183          62,204       78,387
Less:
CRDA                                                     287          328           1,640          856
DEPRECIATION & AMORTIZATION                            7,737        7,030          22,086       20,033
CORPORATE EXPENSES  INCL DJT SERVICES AGREEMENT          389        2,618           2,241        6,931
DEBT RENEGOTIATION COSTS                                   -            6             401        1,417
                                                --------------------------   --------------------------
INCOME FROM OPERATIONS                               $14,514      $20,201         $35,836      $49,150
                                                --------------------------   --------------------------

INTEREST INCOME                                          (43)        (174)           (657)        (696)
INTEREST EXPENSE                                      17,322       19,082          55,530       53,527
GAIN  ON DEBT RETIREMENT, NET (b)                          -            -          (7,931)           -
OTHER NON-OPERATING EXPENSE                                -          (33)             20           21
                                                --------------------------   --------------------------
  TOTAL NON-OPERATING EXPENSE,  NET                   17,279       18,875          46,962       52,852
                                                --------------------------   --------------------------

INCOME(LOSS) BEFORE LOSS IN JOINT VENTURE
   & INCOME TAXES                                     (2,765)       1,326         (11,126)      (3,702)
LOSS IN JOINT VENTURE                                   (625)        (604)         (1,855)      (1,804)
PROVISION FOR INCOME TAXES (c)                          (388)        (950)           (988)        (950)
                                                --------------------------   --------------------------

NET LOSS                                             ($3,778)       ($228)       ($13,969)     ($6,456)
                                                ==========================   ==========================

Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and DJT services agreement, and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry as an indicator of a company's historic ability to service debt. We provide EBITDA results to enhance an investor's understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.
(b) Includes a net gain of $10.4 million of the Trump Marina PIK Notes and First Mortgage Notes, which is offset by Trump Indiana's interest rate swap of approximately $.9 million and unamortized loan costs of approximately $1.6 million. All of these transactions occurred on March 25, 2003 in connection with the Company's issuance of Priority Mortgage Notes and the related use of proceeds.
(c) Represents New Jersey state income taxes due under the Business Tax Reform Act passed in July 2002 and the New Jersey Profits Tax passed in July 2003.

                           TRUMP TAJ MAHAL ASSOCIATES
                       Condensed Statements of Operations
                                   (Unaudited)
                 (In thousands, except statistical information)


                                                           3 MONTHS                     9 MONTHS
                                                   30-Sep-03    30-Sep-02       30-Sep-03    30-Sep-02
                                                --------------------------   --------------------------
REVENUES
CASINO                                              $137,858     $146,129        $395,223     $408,507

   # of Slots                                          4,670        4,823           4,703        4,843
   Win per Slot/Day                                     $220         $222            $205         $208
Slot Win                                             $94,643      $98,548        $262,985     $275,481

   # of Tables                                           127          139             127          139
   Win per Table/Day                                  $3,183       $3,249          $3,329       $3,059
Table Win                                            $37,189      $41,550        $115,430     $116,067
Table Drop                                          $233,611     $257,044        $685,171     $700,590
Hold %                                                 15.9%        16.2%           16.8%        16.6%

Poker, Keno, Race Win                                 $6,026       $6,031         $16,808      $16,959

ROOMS                                                 $9,349       $9,793         $25,507      $26,656
   # of Rooms Sold                                   113,270      112,682         324,750      327,271
   Avg Room Rates                                     $82.54       $86.91          $78.54       $81.45
   Occupancy %                                         98.5%        98.0%           95.2%        95.9%

FOOD & BEVERAGE                                      $15,351      $15,366         $42,515      $42,850
OTHER                                                  5,390        6,032          12,943       15,603
PROMOTIONAL ALLOWANCES                               (37,981)     (32,288)        (99,743)     (95,237)
                                                --------------------------   --------------------------

    NET REVENUES                                    $129,967     $145,032        $376,445     $398,379
                                                --------------------------   --------------------------

COSTS & EXPENSES
GAMING                                               $61,796      $62,121        $177,825     $177,275
ROOMS                                                  3,627        3,876          11,350       11,881
FOOD & BEVERAGE                                        4,962        5,466          14,736       15,442
GENERAL & ADMIN                                       25,655       27,465          77,526       77,398
                                                --------------------------   --------------------------

  TOTAL EXPENSES                                     $96,040      $98,928        $281,437     $281,996
                                                --------------------------   --------------------------

EBITDA (a)                                           $33,927      $46,104         $95,008     $116,383
                                                ==========================   ==========================


A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA                                               $33,927      $46,104         $95,008     $116,383
Depreciation and amortization                        (11,349)      (9,764)        (32,701)     (28,066)
Non-cash write-downs and charges related to
       required regulatory obligations (CRDA)           (577)        (602)         (2,898)      (2,042)
                                                --------------------------   --------------------------
Income from operations                               $22,001      $35,738         $59,409      $86,275
                                                ==========================   ==========================


(a) EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses , and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry as an indicator of a company's historic ability to service debt. We provide EBITDA results to enhance an investor's understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

                             TRUMP PLAZA ASSOCIATES
                       Condensed Statements of Operations
                                   (Unaudited)
                 (In thousands, except statistical information)


                                                           3 MONTHS                     9 MONTHS
                                                   30-Sep-03    30-Sep-02       30-Sep-03    30-Sep-02
                                                --------------------------   --------------------------
REVENUES
CASINO                                               $83,455      $93,549        $243,318     $259,433

   # of Slots                                          2,946        2,982           2,953        2,912
   Win per Slot/Day                                     $231         $241            $217         $229
Slot Win                                             $62,552      $66,182        $175,305     $182,073

   # of Tables                                            90           88              90           88
   Win per Table/Day                                  $2,525       $3,380          $2,768       $3,220
Table Win                                            $20,903      $27,367         $68,013      $77,360
Table Drop                                          $158,096     $168,230        $443,295     $458,240
Hold %                                                 13.2%        16.3%           15.3%        16.9%

ROOMS                                                 $6,589       $6,787         $18,353      $19,086
   # of Rooms Sold                                    80,492       80,434         230,650      232,270
   Room Rates                                         $81.86       $84.38          $79.57       $82.17
   Occupancy %                                         96.8%        96.7%           93.5%        94.1%

FOOD & BEVERAGE                                      $10,244       $9,908         $27,663      $28,157
OTHER                                                  2,353        2,106           6,316        5,935
PROMOTIONAL ALLOWANCES                               (25,800)     (24,625)        (70,086)     (69,731)
                                                --------------------------   --------------------------

    NET REVENUES                                     $76,841      $87,725        $225,564     $242,880
                                                --------------------------   --------------------------

COSTS & EXPENSES
GAMING                                               $38,956      $40,071        $113,346     $117,505
ROOMS                                                  2,194        2,439           6,888        7,491
FOOD & BEVERAGE                                        3,560        2,991           9,290        8,608
GENERAL & ADMIN                                       15,620       16,370          47,649       46,419
                                                --------------------------   --------------------------

  TOTAL EXPENSES                                     $60,330      $61,871        $177,173     $180,023
                                                --------------------------   --------------------------

EBITDA (a)                                           $16,511      $25,854         $48,391      $62,857
                                                ==========================   ==========================


A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA                                               $16,511      $25,854         $48,391      $62,857
Depreciation and amortization                         (5,423)      (4,965)        (15,144)     (13,466)
Non-cash write-downs and charges related to
       required regulatory obligations(CRDA)            (363)        (397)         (1,324)      (1,202)
Corporate charges                                       (180)        (180)           (540)        (540)
                                                --------------------------   --------------------------
Income from operations                               $10,545      $20,312         $31,383      $47,649
                                                ==========================   ==========================

Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses , and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry as an indicator of a company's historic ability to service debt. We provide EBITDA results to enhance an investor's understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

                             TRUMP MARINA ASSOCIATES
                       Condensed Statements of Operations
                                   (Unaudited)
                 (In thousands, except statistical information)



                                                           3 MONTHS                     9 MONTHS
                                                   30-Sep-03    30-Sep-02       30-Sep-03    30-Sep-02
                                                --------------------------   --------------------------
REVENUES
CASINO                                               $68,395      $79,694        $200,571     $217,246

   # of Slots                                          2,495        2,528           2,507        2,526
   Win per Slot/Day                                     $231         $271            $224         $242
Slot Win                                             $53,076      $63,139        $153,063     $167,212

   # of Tables                                            81           78              81           79
   Win per Table/Day                                  $2,037       $2,264          $2,127       $2,290
Table Win                                            $15,176      $16,249         $47,041      $49,389
Table Drop                                           $95,470     $108,853        $278,556     $287,230
Hold %                                                 15.9%        14.9%           16.9%        17.2%

Poker, Keno, Race Win                                   $143         $306            $467         $645

ROOMS                                                 $5,041       $5,133         $13,908      $14,023
   # of Rooms Sold                                    63,908       66,384         180,195      180,988
   Avg Room Rates                                     $78.88       $77.32          $77.18       $77.48
   Occupancy %                                         95.4%        99.1%           90.7%        91.1%

FOOD & BEVERAGE                                       $9,459      $10,090         $24,727      $25,281
OTHER                                                  4,142        3,856           8,590        8,083
PROMOTIONAL ALLOWANCES                               (18,711)     (21,915)        (52,737)     (56,073)
                                                --------------------------   --------------------------

    NET REVENUES                                     $68,326      $76,858        $195,059     $208,560
                                                --------------------------   --------------------------

COSTS & EXPENSES
GAMING                                               $32,953      $34,548         $95,077      $96,856
ROOMS                                                  1,105        1,095           3,297        3,345
FOOD & BEVERAGE                                        3,334        3,327           8,053        8,093
GENERAL & ADMIN                                       16,550       17,266          50,088       47,700
                                                --------------------------   --------------------------

  TOTAL EXPENSES                                     $53,942      $56,236        $156,515     $155,994
                                                --------------------------   --------------------------

EBITDA (a)                                           $14,384      $20,622         $38,544      $52,566
                                                ==========================   ==========================


A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA                                               $14,384      $20,622         $38,544      $52,566
Depreciation and amortization                         (6,017)      (5,441)        (16,660)     (15,640)
Non-cash write-downs and charges related to
       required regulatory obligations                  (287)        (328)         (1,640)        (856)
Debt renegotiation costs                                   -           (6)             47       (1,133)
Services agreement                                         -       (1,236)              -       (2,832)
                                                --------------------------   --------------------------
Income from operations                                $8,080      $13,611         $20,291      $32,105
                                                ==========================   ==========================


(a) EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, DJT services agreement, and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry as an indicator of a company's historic ability to service debt. We provide EBITDA results to enhance an investor's understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

                               TRUMP INDIANA, INC.
                       Condensed Statements of Operations
                                   (Unaudited)
                 (In thousands, except statistical information)



                                                           3 MONTHS                     9 MONTHS
                                                   30-Sep-03    30-Sep-02       30-Sep-03    30-Sep-02
                                                --------------------------   --------------------------
REVENUES
CASINO                                               $34,631      $33,670         $99,359      $98,243

   # of Slots                                          1,732        1,733           1,726        1,584
   Win per Slot/Day                                     $189         $177            $182         $187
Slot Win                                             $30,100      $28,212         $85,684      $80,936

   # of Tables                                            45           45              45           47
   Win per Table/Day                                  $1,095       $1,329          $1,106       $1,347
Table Win                                             $4,531       $5,458         $13,675      $17,307
Table Drop                                           $29,683      $33,078         $85,437     $100,286
Hold %                                                 15.3%        16.5%           16.0%        17.3%

ROOMS                                                   $926         $923          $2,486       $2,637
   # of Rooms Sold                                    16,592       15,200          44,694       42,854
   Avg Room Rates                                     $56.00       $61.00          $56.00       $62.00
   Occupancy %                                         60.1%        55.1%           54.6%        52.3%

FOOD & BEVERAGE                                         $843         $713          $2,289       $2,320
OTHER                                                    498          463           1,775        1,281
PROMOTIONAL ALLOWANCES                                (3,842)      (3,482)        (11,273)     (10,151)
                                                --------------------------   --------------------------
    NET REVENUES                                     $33,056      $32,287         $94,636      $94,330
                                                --------------------------   --------------------------

COSTS & EXPENSES
GAMING                                               $17,072      $16,356         $51,044      $49,291
ROOMS                                                    534          453           1,525        1,233
FOOD & BEVERAGE                                        1,208        1,017           3,400        3,342
GENERAL & ADMIN                                        6,496        5,404          17,650       16,139
                                                --------------------------   --------------------------
   TOTAL EXPENSES                                    $25,310      $23,230         $73,619      $70,005
                                                --------------------------   --------------------------

EBITDA (a)                                            $7,746       $9,057         $21,017      $24,325
                                                ==========================   ==========================


A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA                                                $7,746       $9,057         $21,017      $24,325
Depreciation and amortization                         (1,720)      (1,589)         (5,426)      (4,393)
Debt renegotiation costs                                   -            -               -         (284)
Management  and services agreement                    (1,454)      (1,175)         (4,640)      (3,525)
                                                --------------------------   --------------------------
Income from operations                                $4,572       $6,293         $10,951      $16,123
                                                ==========================   ==========================


Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses , and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry as an indicator of a company's historic ability to service debt. We provide EBITDA results to enhance an investor's understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

                       TRUMP HOTELS & CASINO RESORTS, INC.
                            Supplemental Information
                                   (Unaudited)
                                 (In thousands)

                                                           3 MONTHS                     9 MONTHS
                                                   30-Sep-03    30-Sep-02       30-Sep-03    30-Sep-02
CRDA  WRITE-DOWN
   TAJ                                                  $577         $602          $2,898       $2,042
   PLAZA                                                 363          397           1,324        1,202
   MARINA                                                287          328           1,640          856
                                                --------------------------   --------------------------
               TOTAL CRDA WRITE-DOWN                  $1,227       $1,327          $5,862       $4,100
                                                ==========================   ==========================


DEPRECIATION & AMORTIZATION
  TAJ                                                $11,349       $9,764         $32,701      $28,066
  PLAZA                                                5,423        4,965          15,144       13,466
  THCR HOLDINGS                                            6            6              21           18
  MARINA                                               6,017        5,441          16,660       15,640
  INDIANA                                              1,720        1,589           5,426        4,393
                                                --------------------------   --------------------------
               TOTAL DEPRECIATION/AMORT              $24,515      $21,765         $69,952      $61,583
                                                ==========================   ==========================

INTEREST EXPENSE
  TAJ                                                $24,606      $24,495         $73,702      $71,907
  PLAZA                                               13,922       13,888          42,219       38,834
  TRUMP ATLANTIC CITY                                      -            -               -        4,093
  THCR HOLDINGS                                            -        4,599           4,533       13,848
  TRUMP CASINO HOLDINGS                                4,063            -           8,340            -
  MARINA                                              11,078       11,494          35,847       34,190
  INDIANA                                              2,181          610           4,876        1,841
  THCR MGMT                                                -        2,087             241        2,914
                                                --------------------------   --------------------------
               TOTAL INTEREST EXPENSE                $55,850      $57,173        $169,758     $167,627
                                                ==========================   ==========================

LOAN COST AMORT/BOND DISC INCL INT EXP
  TAJ                                                   $614         $691          $1,898       $2,005
  PLAZA                                                  404          458           1,249        1,190
  TRUMP ATLANTIC CITY                                      -            -               -          343
  THCR HOLDINGS                                            -          192             192          576
  TRUMP CASINO HOLDINGS                                  691            -           1,386            -
  MARINA                                                 708        2,245           3,529        5,732
  INDIANA                                                140          142             371          384
  THCR MGMT                                                -        1,896             223        2,226
                                                --------------------------   --------------------------
               TOTAL LOAN COST AMORT/BOND DISC        $2,557       $5,624          $8,848      $12,456
                                                ==========================   ==========================

Note: Certain prior year reclassifications have been made to conform to current year presentation.

                       TRUMP HOTELS & CASINO RESORTS, INC.
                            Supplemental Information
                                   (Unaudited)
                                 (In thousands)



Cash & Cash Equivalents                            30-Sep-03    30-Sep-02
    (in millions)
Trump Atlantic City Consolidated                      $109.0       $125.0
Trump Casino Holdings Consolidated                      30.7         51.4
Trump Hotels & Casino Resorts Holdings, L.P.             2.2          0.7
                                                --------------------------
    Total Cash & Cash Equivalents                     $141.9       $177.1
                                                ==========================


Capital Expenditures                   Purchase  Capital Lease/
   (in thousands)                   of Property     Financed   Total Capital
                                    & Equipment    Additions   Expenditures

For the Three Months Ended September 30, 2003
  TAJ                                    $4,577            -   $   $4,577
  PLAZA                                   1,185        2,576        3,761
  MARINA                                  1,560            -        1,560
  INDIANA                                   124            -          124
  THCR HOLDINGS                              13            -           13
                                    --------------------------------------
               TOTAL                     $7,459       $2,576      $10,035
                                    ======================================

For the Three Months Ended September 30, 2002
  TAJ                                    $4,976       $3,138       $8,114
  PLAZA                                   2,047        6,245        8,292
  MARINA                                  2,045            -        2,045
  INDIANA                                 1,598            -        1,598
  THCR HOLDINGS                              17            -           17
                                    --------------------------------------
               TOTAL                    $10,683       $9,383      $20,066
                                    ======================================


For the Nine Months Ended September 30, 2003
  TAJ                                   $14,454      $10,609      $25,063
  PLAZA                                   3,185        7,123       10,308
  MARINA                                  3,968        5,831        9,799
  INDIANA                                 1,808        4,710        6,518
  THCR HOLDINGS                              35            -           35
                                    --------------------------------------
               TOTAL                    $23,450      $28,273      $51,723
                                    ======================================

For the Nine Months Ended September 30, 2002
  TAJ                                   $10,021       $8,269      $18,290
  PLAZA                                   4,384        8,341       12,725
  MARINA                                  3,913        3,011        6,924
  INDIANA                                 8,029           10        8,039
  THCR HOLDINGS                              61            -           61
                                    --------------------------------------
               TOTAL                    $26,408      $19,631      $46,039
                                    ======================================